UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008 (April 7, 2008)

CHINA INDUSTRIAL WASTE MANAGEMENT, INC
(Exact name of registrant as specified in its charter)

Nevada	002-95836-NY	13-3250816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Dalian Dongtai Industrial Waste Treatment Co., Ltd. No. 1 Huaihe West Road E-T-D Zone, Dalian, China	116600
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-86-411--85811229

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The Company elects to disclose the information in the press release furnished as Exhibit 99.1 to this report through Item 7.01 of Form 8-K pursuant to Regulation FD. The exhibit to this report relates to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated April 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

Date: April 7, 2008	By:	/s/ Dong Jinqing
Dong Jinqing
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 7, 2008